Exhibit 10.7.5

FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT

This Fourth Amendment to Employment Agreement (“Amendment”), is made and entered into as of the 2nd day of March, 2007, by and between CORPORATE OFFICE PROPERTIES, L. P. (the “Employer”), CORPORATE OFFICE PROPERTIES TRUST (“COPT”) and ROGER A. WAESCHE, JR. (the “Executive”).

RECITALS

A.            Executive and Employer executed an Employment Agreement dated September 12, 2002, as amended by that certain Amendment to Employment Agreement dated March 4, 2005, that certain Second Amendment to Employment Agreement dated May 30, 2006 and that certain Third Amendment to Employment Agreement dated July 31, 2006, providing for the employment of the Executive by the Employer upon the terms and conditions therein stated.

B.            Employer has requested and Executive has agreed to relinquish his rights to certain provisions of the Agreement, and the parties desire to enter into this Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of Executive’s continued employment under the Employment Agreement, and pursuant to paragraph 11(b) of the Employment Agreement, it is covenanted and agreed by and between the parties hereto as follows:

1.             DELETION OF SECTION 4(b).   Section 4(b) of Employment Agreement is deleted in its entirety.

2.             NO OTHER AMENDMENTS.  Except to the extent set forth above, this Amendment does not affect or otherwise supersede any other provisions of the Employment Agreement or otherwise limit its enforceability in any way.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

“Employer”		“Executive”
CORPORATE OFFICE PROPERTIES, L. P.
a Delaware limited partnership
By: Corporate Office Properties Trust,
General Partner

By:	/s/ RANDALL M. GRIFFIN	/s/ ROGER A. WAESCHE, JR.
Randall M. Griffin,		Roger A. Waesche, Jr.
President and CEO

CORPORATE OFFICE PROPERTIES TRUST
a Maryland real estate investment trust

By:	/s/ RANDALL M. GRIFFIN
Randall M. Griffin,
President and CEO